UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

November 19, 2025

Date of Report (Date of earliest event reported)

ResMed Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-15317	98-0152841
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9001 Spectrum Center Boulevard

San Diego, California 92123

(Address of Principal Executive Offices) (Zip Code)

(858) 836-5000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.004 par value	RMD	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Richard Sulpizio did not seek re-election at the Annual Meeting (as defined below); his term expired on November 19, 2025 at the conclusion of the Annual Meeting, creating a vacancy on our board of directors. On November 19, 2025, our board of directors approved reducing the number of directors serving on our board from twelve (12) to eleven (11).

ResMed Inc. 2009 Incentive Award Plan

On November 19, 2025, at the 2025 annual meeting of stockholders of ResMed Inc. (the “Annual Meeting”), our stockholders approved an amendment and restatement (the “2009 Plan Amendment”) of the ResMed Inc. 2009 Incentive Award Plan, as Amended and Restated (the “2009 Plan”) and as noted in Item 5.07 below. The 2009 Plan Amendment (i) increases the number of shares of common stock reserved for issuance under the 2009 Plan by 2,400,000 shares, (ii) eliminates the fixed term of the 2009 Plan, and (iii) authorizes the grant of incentive stock options under the 2009 Plan. On August 15, 2025, based on the recommendation of the compensation and leadership committee (the “CLDC”), our board adopted the 2009 Plan Amendment, subject to stockholder approval. The 2009 Plan Amendment became effective upon stockholder approval at the Annual Meeting. A detailed summary of the 2009 Plan Amendment is set forth in our Definitive Proxy Statement on Schedule 14A, as filed with the Securities and Exchange Commission on October 2, 2025 (the “Proxy Statement”) under the caption “Proposal 4 Approval of the Amendment and Restatement of the ResMed Inc. 2009 Incentive Award Plan, Including Increase of Reserved Shares and Elimination of Fixed Term,” which summary is incorporated herein by reference. Such summary and the foregoing description of the 2009 Plan Amendment are qualified in their entirety by reference to the full text of the 2009 Plan Amendment, which is filed hereto as Exhibit 10.1 and incorporated herein by reference.

ResMed Inc. 2018 Employee Stock Purchase Plan

At the Annual Meeting, our stockholders also approved an amendment and restatement of the ResMed Inc. 2018 Employee Stock Purchase Plan (the “ESPP Amendment”). The ESPP Amendment (i) increases the number of shares of our common stock that may be issued or transferred by awards under the ESPP Amendment by 3,000,000 shares, (ii) eliminates the fixed term of the ESPP Amendment; and (iii) provides for the grant of options (or rights) to purchase shares of our common stock that are intended to be tax qualified under Section 423 of the Code. On August 15, 2025, based on the recommendation of the CLDC, our board adopted the ESPP Amendment, subject to stockholder approval. The ESPP Amendment became effective upon stockholder approval at the Annual Meeting.

A detailed summary of the ESPP Amendment is set forth in the Proxy Statement under the caption “Proposal 5 Approval of the Amendment and Restatement of the ResMed Inc. 2018 Employee Stock Purchase Plan, Including Increase of Reserved Shares and Elimination of Fixed Term,” which summary is incorporated herein by reference. Such summary and the foregoing description of the ESPP Amendment are qualified in their entirety by reference to the full text of the ESPP Amendment, which is filed hereto as Exhibit 10.2 and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On November 19, 2025, at the Annual Meeting, our stockholders (1) elected the eleven nominees listed below to serve on our board of directors; (2) ratified the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2026; (3) approved, on an advisory basis, the compensation of our named executive officers (“say-on-pay”); (4) approved the 2009 Plan Amendment; and (5) approved the ESPP Amendment.

	For	Against	Abstain	Broker Non-Votes
Item of business 1: Elect the following eleven directors, each to serve until our 2026 annual meeting and until their successors are elected and qualified:
Carol Burt	98,942,083	10,615,305	119,685	4,752,219
Jan De Witte	108,689,704	852,841	134,528	4,752,219
Christopher DelOrefice	107,639,634	1,901,580	135,859	4,752,219
Karen Drexler	105,376,639	4,156,115	144,319	4,752,219
Michael Farrell	103,568,951	5,608,816	499,306	4,752,219
Peter Farrell	107,881,784	1,482,898	312,391	4,752,219
Harjit Gill	108,539,891	1,001,072	136,110	4,752,219
John Hernandez	108,694,559	843,100	139,414	4,752,219
Nicole Mowad-Nassar	109,403,870	135,377	137,826	4,752,219
Desney Tan	107,409,134	2,119,305	148,634	4,752,219
Ronald Taylor	103,178,181	6,360,604	138,288	4,752,219

	For	Against	Abstain	Broker Non-Votes
Item of business 2: Ratify our selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2026.	103,397,962	10,908,581	122,749

	For	Against	Abstain	Broker Non-Votes
Item of business 3: Approve, on an advisory basis, the compensation of our named executive officers, as disclosed in our proxy statement (“say-on-pay”).	98,435,762	11,004,916	236,395	4,752,219

	For	Against	Abstain	Broker Non-Votes
Item of business 4: Approve the amendment and restatement of the ResMed Inc. 2009 Incentive Award Plan	104,708,816	4,739,662	228,595	4,752,219

	For	Against	Abstain	Broker Non-Votes
Item of business 5: Approve the amendment and restatement of the ResMed Inc. 2018 Employee Stock Purchase Plan	109,320,625	246,682	109,766	4,752,219

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibits:	Description of Document

10.1	The ResMed Inc. 2009 Incentive Award Plan, as amended and restated (incorporated by reference to Appendix A of ResMed Inc.’s Definitive Proxy Statement filed October 2, 2025).

10.2	The ResMed Inc. 2018 Employee Stock Purchase Plan, as amended and restated (incorporated by reference to Appendix B of ResMed Inc.’s Definitive Proxy Statement filed on October 2, 2025).

104	Cover Page Interactive Data File (embedded within the Inline XBRL, document).

SIGNATURES

We have authorized the person whose signature appears below to sign this report on our behalf, in accordance with the Securities Exchange Act of 1934.

RESMED INC.

Date: November 20, 2025	By:	/s/ Michael Rider
Michael Rider
Chief Legal Officer, Global General Counsel and Secretary